EXHIBIT 99.1
                                 ------------

              Computational Materials filed on December 8, 2004.

                              MBS New Transaction


                            Computational Materials
                            -----------------------


                                 $532,216,527

                                 (Approximate)



                               INDYMAC MBS, INC.

                                   Depositor



                    Residential Asset Securitization Trust,
                             Series 2004-IndyPort2




                        [LOGO OMITTED]]IndyMac Bank(SM)

                          Seller and Master Servicer

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------



                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller"). UBS Securities LLC ("UBS") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.












------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             2
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


Preliminary Term Sheet                                       November 23, 2004

                        [LOGO OMITTED] IndyMac Bank(SM)

                          $532,216,527 (Approximate)
         Residential Asset Securitization Trust, Series 2004-IndyPort2

---------------------------------------------------------------------------------------------------------------------------------
                         Initial Certificate                                             Wtd. Avg.      Wtd. Avg.
        Class            Principal Balance /      Principal Type      Initial Pass-      Months to        Reset      Wtd. Avg.
                        Notional Amount(1)(2)                        Through Ratet(3)      Reset         Margin       Life(4)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
        1-A-1              130,338,000         Senior, Pass-Through    6.13530%(5)          44            2.33          2.78
---------------------------------------------------------------------------------------------------------------------------------
        2-A-1              203,918,000         Senior, Pass-Through    5.27410%(6)          49            2.24          2.43
---------------------------------------------------------------------------------------------------------------------------------
        3-A-1               92,330,000         Senior, Pass-Through    5.41290%(7)          51            2.11          2.37
---------------------------------------------------------------------------------------------------------------------------------
Not Offered Certificates
---------------------------------------------------------------------------------------------------------------------------------
        4-A-1               76,358,000         Senior, Pass-Through    5.29810%(8)                            Not Offered
---------------------------------------------------------------------------------------------------------------------------------
         B-1                12,359,763              Subordinate        5.52640%(9)                            Not Offered
---------------------------------------------------------------------------------------------------------------------------------
         B-2                 5,854,380              Subordinate        5.52640%(9)                            Not Offered
---------------------------------------------------------------------------------------------------------------------------------
         B-3                 3,252,427              Subordinate        5.52640%(9)                            Not Offered
---------------------------------------------------------------------------------------------------------------------------------
         B-4                 3,902,955              Subordinate        5.52640%(9)                            Not Offered
---------------------------------------------------------------------------------------------------------------------------------
         B-5                 2,168,249              Subordinate        5.52640%(9)                            Not Offered
---------------------------------------------------------------------------------------------------------------------------------
         B-6                 1,734,653              Subordinate        5.52640%(9)                            Not Offered
---------------------------------------------------------------------------------------------------------------------------------
         A-R                       100               Residual                                                 Not Offered
---------------------------------------------------------------------------------------------------------------------------------
        Total              532,216,527
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Initial Certificate  Principal
        Class            Principal Balance /   Payment     Expected Ratings
                        Notional Amount(1)(2)   Window     (S&P / Moody's)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        1-A-1              130,338,000           1-43         AAA / Aaa
-------------------------------------------------------------------------------
        2-A-1              203,918,000           1-49         AAA / Aaa
-------------------------------------------------------------------------------
        3-A-1               92,330,000           1-51         AAA / Aaa
-------------------------------------------------------------------------------
Not Offered Certificates
-------------------------------------------------------------------------------
        4-A-1               76,358,000                        AAA / Aaa
-------------------------------------------------------------------------------
         B-1                12,359,763                            AA
-------------------------------------------------------------------------------
         B-2                 5,854,380                            A
-------------------------------------------------------------------------------
         B-3                 3,252,427                           BBB
-------------------------------------------------------------------------------
         B-4                 3,902,955                            BB
-------------------------------------------------------------------------------
         B-5                 2,168,249                            B
-------------------------------------------------------------------------------
         B-6                 1,734,653                            NR
-------------------------------------------------------------------------------
         A-R                       100                           AAA
-------------------------------------------------------------------------------
        Total              532,216,527
-------------------------------------------------------------------------------

(1)  Approximate, subject to adjustment as described in the Prospectus
     Supplement.

(2)  Subject to a variance of +/- 5%.

(3)  Values approximate due to rounding.

(4) To earlier of 10% Option Termination or Weighted Average Reset Date at the Pricing Speed.

(5) The pass-through rate for the Class 1-A-1 Certificates for the Interest Accrual Period for each Distribution Date will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans, weighted on the basis of the outstanding principal balances of the Mortgage Loans, as of the first day of the month immediately prior to the month in which the relevant Distribution Date occurs (after taking into account scheduled payments of princpal on that date and unscheduled payments of princpal received during the related prepayment period).

(6) The pass-through rate for the Class 2-A-1 Certificates for the Interest Accrual Period for each Distribution Date will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 2 Mortgage Loans, weighted on the basis of the outstanding principal balances of the Mortgage Loans, as of the first day of the month immediately prior to the month in which the relevant Distribution Date occurs (after taking into account scheduled payments of princpal on that date and unscheduled payments of princpal received during the related prepayment period ).

(7) The pass-through rate for the Class 3-A-1 Certificates for the Interest Accrual Period for each Distribution Date will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 3 Mortgage Loans, weighted on the basis of the outstanding principal balances of the Mortgage Loans, as of the first day of the month immediately prior to the month in which the relevant Distribution Date occurs (after taking into account scheduled payments of princpal on that date and unscheduled payments of princpal received during the related prepayment period).

(8) The pass-through rate for the Class 4-A-1 Certificates for the Interest Accrual Period for each Distribution Date will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 4 Mortgage Loans, weighted on the basis of the outstanding principal balances of the Mortgage Loans, as of the first day of the month immediately prior to the month in which the relevant Distribution Date occurs (after taking into account scheduled payments of princpal on that date and unscheduled payments of princpal received during the related prepayment period).

(9) The pass-through rate for each of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, and Class B-6 Certificates for the Interest Accrual Period for each Distribution Date will be a per annum rate equal to the weighted average of the net mortgage rates of the Mortgage Loans, weighted on the basis of the outstanding princpal balances of the Mortgage Loans, as of the first day of the month immediately prior to the month in which the relevant Distribution Date occurs (after taking into account scheduled payments of principal on that date and unscheduled payments of principal received during the related prepayment period).










------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             3
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

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------



                              Transaction Summary
------------------------------------------------------------------------------
Relevant Parties
----------------
  Trust:                 Residential Asset Securitization Trust, Series
                         2004-IndyPort2

  Depositor:             IndyMac MBS, Inc.

  Seller and Master      IndyMac Bank F.S.B.
  Servicer:

  Underwriter:           UBS Securities LLC

  Trustee:               Deutsche Bank National Trust Company

Relevant Dates
--------------
  Cut-Off Date:          The close of business on Decembner 1, 2004.
                         References to percentages or balances of the Mortgage
                         Loans as of the Cut-Off Date are based on the scheduled principal balance of the Mortgage Loans on such date.

  Expected Pricing       On or about November  [24], 2004
  Date:

  Expected Closing       On or about December  17, 2004
  Date:

  Optional Termination   The first Distribution Date on which the
  Date:                  aggregate principal balance of the Mortgage
                         Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

  Distribution Date:     The 25tth day of each month or, if the 25tth day
                         is not a business day, the next business day, beginning in January 2005.

  Legal Maturity Date:   December 25, 2034. This date represents the
                         Distribution Date occurring in the month following the maturity date of the latest maturing Mortgage Loan.

Designations
------------
  Senior Certificates:   The Class 1-A-1 Certificates, Class 2-A-1
                         Certificates, Class 3-A-1 Certificates, Class
                         4-A-1 Certificates and Class A-R Certificates.

  Subordinate            The Class B-1 Certificates, Class B-2
  Certificates:          Certificates, Class B-3 Certificates, Class B-4
                         Certificates, Class B-5 Certificates, and Class
                         B-6 Certificates.

Collateral
----------
  Mortgage Loans:        The Trust's main source of funds for making
                         distributions on the certificates will be collections on a pool of closed-end, adjustable-rate loans secured by first-lien mortgages or deeds of trust on residential one- to three-family properties.

                         On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be at least approximately $532,216,431, the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $137,923,535 the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $215,786,544, the aggregate principal balance of the Group 3 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $97,703,782, and the aggregate principal balance of the Group 4 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $80,802,570. No Mortgage Loan on the Closing Date will have an LTV>100%.







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             4
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

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------



                              Transaction Summary
------------------------------------------------------------------------------


Other Terms
-----------
  Interest Accrual       For each class of certificates, the calendar
  Period:                month immediately preceding the month in which
                         the relevant Distribution Date occurs.

  Interest Accrual       For each class of certificates, interest will
  Basis:                 accrue during the related Interest Accrual
                         Period on the basis of a 360-day year consisting of twelve 30-day months. Each class of certificates will settle with accrued interest and will have a 24-day payment delay.

  Pricing Speed:         25% CPR.

  Optional Termination: The Master Servicer may, at its sole discretion, purchase all of the Mortgage Loans and REO properties and retire the certificates on or after the Optional Termination Date.

  Credit Enhancement:    Credit enhancement is intended to reduce the
                         harm caused to holders of certificates by shortfalls in payments collected on or realized losses attributed to the Mortgage Loans. Credit enhancements can reduce the effects of such shortfalls and/or losses on all classes of certificates, or they can allocate shortfalls and/or losses so they affect some classes of certificates before others. On each
                         Distribution Date, the classes of certificates that are lower in order of payment priority will not receive payments of interest or principal until the classes that are higher in order of payment priority have been paid.

                         The Senior Certificates will receive distributions of interest and principal, as applicable, before the Subordinate Certificates are entitled to receive interest or principal. In addition, each class of Subordinate Certificates will receive distributions of interest and principal prior to any other class of Subordinate Certificates with a higher alphanumeric class designation. The Subordinate Certificates, in reverse order of alphanumeric class designation, will absorb most losses on the Mortgage Loans, other than a portion of certain excess losses as described in the Prospectus Supplement, prior to other classes of certificates.

  Tax Status:            The Trust will be established as one or more REMICs
                         for federal income tax purposes.

  ERISA Considerations:  If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

  SMMEA Eligibility:     The Class 1-A-1 Certificates, Class 2-A-1
                         Certificates, Class 3-A-1 Certificates, Class 4-A-1, and Class B-1 Certificates are expected to constitute
                         "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984
                         ("SMMEA"). Other classes will not be SMMEA eligible.

  Form of Registration:  It is expected that delivery of the certificates will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, Societe Anonyme or Euroclear System, on or about December [17], 2004 against payment therefore in immediately available funds.







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             5
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

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Description Of The Total Collateral
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------


Statistics for the adjustable-rate loans listed below are based on their December 1, 2004 scheduled balances respectively (except for Fico and Debt-to-Income which are based at origination.)


                                                                Summary Statistics                    Range (if applicable)
                                                                ------------------                    ---------------------
Number of Mortgage Loans:                                             1,501
Aggregate Current Principal Balance:                               $532,216,431
Average Current Principal Balance:                                   $354,575                   $30,000        -        $2,740,000
Aggregate Original Principal Balance:                              $536,777,180
Average Original Principal Balance:                                  $357,613                   $30,000        -         $2,870,000
Wtd.Avg. Netrate                                                      5.526%                    4.255%         -          9.505%
Fully Amortizing Mortgage Loans:                                      34.06%
Interest Only Loans:                                                  65.94%
1st Lien:                                                            100.00%
Wtd. Avg. Gross Coupon:                                               5.901%                    4.630%         -          9.880%
Wtd. Avg. Original Term (months):                                      360                        360          -            360
Wtd. Avg. Remaining Term (months):                                     348                        281          -            359
Margin:                                                               2.612%                    2.058%         -          5.750%
Wtd. Avg. Original LTV (1:                                           74.31%                     18.66%         -          101.24%
Wtd. Avg. Borrower FICO:                                              714                         603          -            818
Weighted Average Next Rate Adjustment Date:                        April 2009                  May 2005        -       October 2011
Weighted Average Initial Periodic Rate Cap:                          5.028%                     2.000%         -          7.000%
Weighted Average Subsequent Periodic Rate Cap:                       1.595%                     1.000%         -          6.000%
Weighted Average Maximum Mortgage Rate:                             11.659%                     9.625%         -          16.500%
Geographic Distribution (Top 5):                      California                  58.98%
                                                       New York                    6.26%
                                                       Georgia                     3.01%
                                                       Arizona                     2.83%
                                                       Virginia                    2.52%
-----------------------------------------------------------------------------------------------------------------------------------



(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.












------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             6
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

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------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                  Distribution By Original Principal Balance
------------------------------------------------------------------------------


                                                                % of Pool
                                                  Unpaid            by
Original Principal Balance        Number        Principal       Principal
($)                              of Loans      Balance ($)       Balance
------------------------------------------------------------------------------
50,000 or less                             2           70,000           0.01
50,001 - 100,000                          42        3,431,971           0.64
100,001 - 150,000                        143       18,355,454           3.45
150,001 - 200,000                        154       27,086,951           5.09
200,001 - 250,000                        125       28,252,168           5.31
250,001 - 300,000                        123       33,750,909           6.34
300,001 - 350,000                        169       54,645,355          10.27
350,001 - 400,000                        208       77,712,960          14.60
400,001 - 450,000                        161       68,193,608          12.81
450,001 - 500,000                        128       60,352,188          11.34
500,001 - 550,000                         59       30,927,657           5.81
550,001 - 600,000                         71       40,765,630           7.66
600,001 - 650,000                         63       39,798,915           7.48
650,001 - 700,000                         10        6,769,775           1.27
700,001 - 750,000                         10        7,285,503           1.37
750,001 - 800,000                          4        3,134,740           0.59
800,001 - 850,000                          3        2,533,111           0.48
850,001 - 900,000                          4        3,441,089           0.65
900,001 -950,000.                          4        3,719,512           0.70
950,001. - 1,000,000.                      9        8,777,782           1.65
1,000,001. - 1,250,000.                    4        4,606,106           0.87
1,250,001. - 1,500,000.                    3        4,125,047           0.78
1,500,001. - 1,750,000.                    1        1,740,000           0.33
2,750,001. - 3,000,000.                    1        2,740,000           0.51
-----------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             7
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Current Unpaid
                               Principal Balance
------------------------------------------------------------------------------


                                                                % of Pool
                                                  Unpaid            by
Current Unpaid Principal          Number        Principal       Principal
Balance ($)                      of Loans      Balance ($)       Balance
------------------------------------------------------------------------------
50,000 or less                             3          115,000           0.02
50,001 - 100,000                          43        3,546,485           0.67
100,001 - 150,000                        144       18,487,453           3.47
150,001 - 200,000                        156       27,579,226           5.18
200,001 - 250,000                        127       28,864,615           5.42
250,001 - 300,000                        126       34,675,789           6.52
300,001 - 350,000                        172       56,222,445          10.56
350,001 - 400,000                        205       77,415,307          14.55
400,001 - 450,000                        160       68,156,473          12.81
450,001 - 500,000                        123       58,740,777          11.04
500,001 - 550,000                         60       31,637,468           5.94
550,001 - 600,000                         72       41,673,998           7.83
600,001 - 650,000                         57       36,228,730           6.81
650,001 - 700,000                         12        8,156,867           1.53
700,001 - 750,000                          8        5,898,411           1.11
750,001 - 800,000                          4        3,134,740           0.59
800,001 - 850,000                          4        3,374,084           0.63
850,001 - 900,000                          3        2,600,116           0.49
900,001 - 950,000                          4        3,719,512           0.70
950,001 - 1,000,000                        9        8,777,782           1.65
1,000,001 - 1,250,000                      4        4,606,106           0.87
1,250,001 - 1,500,000                      3        4,125,047           0.78
1,500,001 - 1,750,000                      1        1,740,000           0.33
2,500,001 - 2,750,000                      1        2,740,000           0.51
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             8
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Gross Coupon
------------------------------------------------------------------------------


                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
Current Rate (%)                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
4.501 - 5.000                             48    10,599,476              1.99
5.001 - 5.500                            361   129,118,885             24.26
5.501 - 6.000                            654   242,959,538             45.65
6.001 - 6.500                            286    98,480,501             18.50
6.501 - 7.000                            106    35,078,269              6.59
7.001 - 7.500                             26     8,530,019              1.60
7.501 - 8.000                              9     2,236,504              0.42
8.001 - 8.500                              7     2,863,546              0.54
8.501 - 9.000                              3     1,804,971              0.34
9.501 - 10.000                             1       544,722              0.10
------------------------------------------------------------------------------
Total:                                 1,501   532,216,431            100.00

------------------------------------------------------------------------------
                              Distribution By Fico
------------------------------------------------------------------------------


                                                                % of Pool by
                                 Number of   Unpaid Principal   Principal
FICO                               Loans       Balance ($)       Balance
------------------------------------------------------------------------------
500 or less                                1          593,155           0.11
601 - 620                                  6        1,908,898           0.36
621 - 640                                 64       24,244,449           4.56
641 - 660                                122       46,160,475           8.67
661 - 680                                158       58,611,607          11.01
681 - 700                                204       78,341,489          14.72
701 - 720                                261       89,302,623          16.78
721 - 740                                224       78,046,428          14.66
741 - 760                                169       56,964,978          10.70
761 - 780                                178       58,683,970          11.03
781 - 800                                 89       32,588,255           6.12
801 - 820                                 25        6,770,104           1.27
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             9
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Original LTV (1)
------------------------------------------------------------------------------


                                                               % of Pool by
Original LTV                     Number of   Unpaid Principal   Principal
(%)                                Loans       Balance ($)       Balance
------------------------------------------------------------------------------
50.00 or less                             70       24,783,118           4.66
0.01 - 55.00                              27        9,796,045           1.84
55.01 - 60.00                             51       19,923,925           3.74
60.01 - 65.00                             99       40,924,317           7.69
65.01 - 70.00                            145       60,974,731          11.46
70.01 - 75.00                            187       70,717,099          13.29
75.01 - 80.00                            748      253,681,671          47.67
80.01 - 85.00                             22        8,323,104           1.56
85.01 - 90.00                             94       28,193,595           5.30
90.01 - 95.00                             55       13,805,629           2.59
95.01 - 100.00                             2          683,197           0.13
greater than
100.01                                     1          410,000           0.08
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00


(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.



------------------------------------------------------------------------------
                         Distribution By Documentation
------------------------------------------------------------------------------


                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Documentation                      Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Alternate                                 49       11,584,748           2.18
Express                                   61       18,175,945           3.42
Full                                     352      151,743,085          28.51
Lite Doc                                  13        3,567,961           0.67
No Doc                                   140       42,095,567           7.91
Reduced                                  886      305,049,125          57.32
-----------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            10
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Loan Purpose
------------------------------------------------------------------------------


                                                                % of Pool
                                                  Unpaid            by
                                 Number of      Principal       Principal
Loan Purpose                       Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Purchase                                 819      277,893,717          52.21
Cash Out Refi                            460      162,495,688          30.53
Rate & Term Refi                         222       91,827,026          17.25
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00



------------------------------------------------------------------------------
                         Distribution By Property Type
------------------------------------------------------------------------------

                                                               % of Pool by
                                  Number    Unpaid Principal    Principal
Property Type                    of Loans      Balance ($)       Balance
------------------------------------------------------------------------------
Single Family                            946      350,886,078          65.93
Pud                                      287       93,020,587          17.48
Low Rise Condo (2-4 floors)              171       48,035,194           9.03
Two Family                                44       19,484,433           3.66
Three Family                              15        6,835,750           1.28
High Rise Condo (gt 8 floors)             13        5,403,878           1.02
Four Family                               15        4,755,826           0.89
Townhouse                                  8        3,010,355           0.57
Mixed Use                                  1          650,000           0.12
Coop                                       1          134,330           0.03
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00
















------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            11
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By occupancy Status
------------------------------------------------------------------------------


                                                                % of Pool by
                                 Number of   Unpaid Principal   Principal
Occupancy Status                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Owner Occupied                         1,245      454,698,135          85.43
Investor Occupied                        187       56,666,992          10.65
Second Home                               69       20,851,304           3.92
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00



------------------------------------------------------------------------------
                             Distribution By State
------------------------------------------------------------------------------


                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
State                              Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Southern California                      501      202,348,187          38.02
Northern California                      279      111,536,042          20.96
New York                                  79       33,310,820           6.26
Georgia                                   69       16,015,778           3.01
Arizona                                   61       15,042,283           2.83
Virginia                                  38       13,427,300           2.52
Washington                                38       12,769,261           2.40
Massachusetts                             32       11,956,369           2.25
New Jersey                                28       10,912,127           2.05
Maryland                                  28       10,712,413           2.01
Other                                    348       94,185,851          17.70
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            12
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                 Distribution By Remaining Months To Maturity
------------------------------------------------------------------------------






                                                               % of Pool by
                                  Number     Unpaid Principal   Principal
Remaining Months to Maturity     of Loans      Balance ($)       Balance
------------------------------------------------------------------------------
241 - 300                                  2          276,131           0.05
301 - 360                              1,499      531,940,300          99.95
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00



------------------------------------------------------------------------------
                         Distribution By Product Type
------------------------------------------------------------------------------


                                                  Unpaid
                                  Number        Principal      % of Pool by
Product Type                     of Loans      Balance ($)   Principal Balance
------------------------------------------------------------------------------
5/ 6 MONTH LIBOR                         104       46,654,117           8.77
5/ 6 MONTH LIBOR -60 MONTH IO            524      174,809,242          32.85
5/1 ARM 1 YR CMT                         164       77,252,395          14.52
5/1 ARM 1 YR CMT -60 MONTH IO            236       78,549,641          14.76
5/1 ARM 1 YR LIBOR                        27       12,065,087           2.27
5/1 ARM 1 YR LIBOR -60 MONTH IO          204       62,083,379          11.67
7/ 6 MONTH LIBOR                          60       19,940,697           3.75
7/ 6 MONTH LIBOR -84 MONTH IO             73       25,678,791           4.82
7/1 ARM 1 YR CMT                          58       17,030,842           3.20
7/1 ARM 1 YR LIBOR                        24        8,327,679           1.56
7/1 ARM 1 YR LIBOR -84 MONTH IO           27        9,824,561           1.85
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00


------------------------------------------------------------------------------
                       Distribution By Prepayment Penalty
------------------------------------------------------------------------------

                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Penalty (months)                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
0                                      1,471      520,670,142          97.83
12                                        23        8,692,392           1.63
36                                         7        2,853,897           0.54
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            13
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Distribution By Next Adjustment Date
------------------------------------------------------------------------------





                                                                % of Pool by
                                 Number of   Unpaid Principal   Principal
Next Adjustment Date               Loans       Balance ($)       Balance
------------------------------------------------------------------------------
May 1, 2005                                1          102,695           0.02
June 1, 2005                               1          372,406           0.07
September 1, 2005                          1          544,722           0.10
November 1, 2005                           2        1,142,064           0.21
January 1, 2006                            1          352,490           0.07
February 1, 2006                           2          705,670           0.13
June 1, 2006                               2          963,199           0.18
July 1, 2006                               2          765,883           0.14
August 1, 2006                             5        2,518,812           0.47
September 1, 2006                          2        1,165,207           0.22
October 1, 2006                            1          383,800           0.07
November 1, 2006                           1          599,618           0.11
December 1, 2006                           4        2,041,971           0.38
January 1, 2007                            2        1,336,759           0.25
February 1, 2007                           2          895,493           0.17
April 1, 2007                              2          701,639           0.13
June 1, 2007                               1          598,843           0.11
July 1, 2007                               1          585,599           0.11
August 1, 2007                             2          882,093           0.17
September 1, 2007                          9        4,360,693           0.82
October 1, 2007                            6        2,294,379           0.43
November 1, 2007                           8        3,556,116           0.67
December 1, 2007                           7        3,479,252           0.65
January 1, 2008                            3        1,371,440           0.26
February 1, 2008                           4        1,771,915           0.33
March 1, 2008                              9        2,913,486           0.55
April 1, 2008                             20        8,020,850           1.51
May 1, 2008                               26       11,356,733           2.13
June 1, 2008                              19        7,106,485           1.34
July 1, 2008                               9        2,713,583           0.51
August 1, 2008                            60       23,384,349           4.39
September 1, 2008                        172       65,835,324          12.37
October 1, 2008                          161       57,745,147          10.85
November 1, 2008                         135       52,858,665           9.93





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            14
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------



December 1, 2008                          64       20,849,415           3.92
January 1, 2009                            1          141,851           0.03
March 1, 2009                             11        3,713,955           0.70
April 1, 2009                             39       12,306,590           2.31
May 1, 2009                               58       14,459,879           2.72
June 1, 2009                              24        8,809,299           1.66
July 1, 2009                              63       21,546,624           4.05
August 1, 2009                            94       29,029,826           5.45
September 1, 2009                        136       45,044,053           8.46
October 1, 2009                           65       22,559,223           4.24
November 1, 2009                          20        6,920,470           1.30
February 1, 2010                           1          344,854           0.06
April 1, 2010                              4        1,713,993           0.32
May 1, 2010                                2          853,998           0.16
June 1, 2010                               6        2,489,433           0.47
July 1, 2010                               6        1,383,717           0.26
August 1, 2010                            13        4,575,893           0.86
September 1, 2010                         23        9,358,754           1.76
October 1, 2010                           13        4,092,675           0.77
November 1, 2010                           6        1,197,895           0.23
December 1, 2010                          10        2,355,278           0.44
January 1, 2011                            8        2,613,444           0.49
February 1, 2011                           7        1,706,812           0.32
March 1, 2011                             12        3,266,908           0.61
April 1, 2011                              8        2,252,669           0.42
May 1, 2011                               16        5,958,134           1.12
June 1, 2011                              28        6,137,850           1.15
July 1, 2011                              40       12,984,116           2.44
August 1, 2011                            11        3,959,299           0.74
September 1, 2011                         14        7,292,188           1.37
October 1, 2011                           15        6,869,956           1.29
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            15
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Life Maximum Rate
------------------------------------------------------------------------------


                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
Life Maximum Rate (%)              Loans       Balance ($)       Balance
------------------------------------------------------------------------------
10 or less                                14        2,899,711           0.54
10.001 - 10.500                          142       47,904,348           9.00
10.501 - 11.000                          220       70,024,565          13.16
11.001 - 11.500                          267       94,918,285          17.83
11.501 - 12.000                          480      184,769,617          34.72
12.001 - 12.500                          235       82,518,322          15.50
12.501 - 13.000                           96       30,356,923           5.70
13.001 - 13.500                           29       10,939,667           2.06
13.501 - 14.000                            7        2,404,148           0.45
14.001 - 14.500                            6        2,738,268           0.51
14.501 - 15.000                            3        1,804,971           0.34
15.501 - 16.000                            1          544,722           0.10
16.001 - 16.500                            1          392,884           0.07
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00



------------------------------------------------------------------------------
                             Distribution By Margin
------------------------------------------------------------------------------


                                 Number of   Unpaid Principal  % of Pool by
Margin (%)                         Loans       Balance ($)   Principal Balance
------------------------------------------------------------------------------
2.001 - 2.500                            525      170,484,861          32.03
2.501 - 3.000                            949      351,651,059          66.07
3.001 - 3.500                              8        3,124,986           0.59
3.501 - 4.000                             15        5,139,071           0.97
4.001 - 4.500                              2          824,983           0.16
4.501 - 5.000                              1          532,400           0.10
5.501 - 6.000                              1          459,071           0.09
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            16
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                      Description Of The Total Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Initial Rate Cap
------------------------------------------------------------------------------


                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Initial Cap (%)                    Loans       Balance ($)       Balance
------------------------------------------------------------------------------
2                                         20        9,477,188           1.78
3                                         12        6,455,034           1.21
5                                      1,290      460,533,161          86.53
6                                        178       55,175,048          10.37
7                                          1          576,000           0.11
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00




------------------------------------------------------------------------------
                       Distribution By Periodic Rate Cap
------------------------------------------------------------------------------


                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Periodic Cap (%)                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
1                                        601      217,316,983          40.83
2                                        899      314,509,458          59.09
6                                          1          389,990           0.07
------------------------------------------------------------------------------
Total:                                 1,501      532,216,431         100.00







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            17
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------





------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                              Collateral Summary
------------------------------------------------------------------------------


Statistics for the adjustable-rate mortgage loans listed below are based on their December 1, 2004 scheduled balances respectively (except for Fico and Debt-to-Income which are based at origination.)

                     Description Of The Group I Collateral


                              Collateral Summary





Statistics for the adjustable-rate mortgage loans listed below are based on their December 1, 2004 scheduled balances respectively (except for Fico and Debt-to-Income which are based at origination.)


                                                                       Summary Statistics             Range (if applicable)
                                                                       ------------------             ---------------------
Number of Mortgage Loans:                                             329
Aggregate Current Principal Balance:                              $137,923,535
Average Current Principal Balance:                                  $419,220                   $30,000         -        $1,483,547
Aggregate Original Principal Balance:                             $139,619,728
Average Original Principal Balance:                                 $424,376                   $30,000         -        $1,500,000
Wtd.Avg. Netrate                                                     6.135%                     5.625%         -          9.505%
Fully Amortizing Mortgage Loans:                                     45.91%
Interest Only Loans:                                                 54.09%
1st Lien:                                                           100.00%
Wtd. Avg. Gross Coupon:                                              6.510%                     6.000%         -          9.880%
Wtd. Avg. Original Term (months):                                     360                        360           -           360
Wtd. Avg. Remaining Term (months):                                    344                        306           -           358
Margin:                                                              2.711%                     2.250%         -          5.750%
Wtd. Avg. Original LTV (1):                                          76.70%                     18.66%         -          95.00%
Wtd. Avg. Borrower FICO:                                              689                        620           -           810
Weighted Average Next Rate Adjustment Date:                       August 2008                 June 2005        -       October 2009
Weighted Average Initial Periodic Rate Cap:                          4.890%                     2.000%         -          6.000%
Weighted Average Subsequent Periodic Rate Cap:                       1.576%                     1.000%         -          6.000%
Weighted Average Maximum Mortgage Rate:                             12.389%                    11.000%         -         15.875%
Geographic Distribution (Top 5):                    California                         59.87%
                                                    New York                            8.42%
                                                    New Jersey                          3.71%
                                                    Arizona                             2.90%
                                                    Massachusetts                       2.80%



(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.



















------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            18
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                  Distribution By Original Principal Balance
------------------------------------------------------------------------------


                                                                % of Pool
                                                                   by
                                 Number of   Unpaid Principal   Principal
Original Principal Balance ($)     Loans       Balance ($)       Balance
------------------------------------------------------------------------------
50,000 or less                             1           30,000           0.02
50,001. - 100,000.                         3          256,727           0.19
100,001. - 150,000.                       15        1,863,882           1.35
150,001. - 200,000.                       12        2,082,144           1.51
200,001. - 250,000.                       10        2,323,485           1.68
250,001. - 300,000.                       17        4,679,452           3.39
300,001. - 350,000.                       34       11,305,114           8.20
350,001. - 400,000.                       65       24,368,370          17.67
400,001. - 450,000.                       56       23,583,830          17.10
450,001. - 500,000.                       44       20,362,374          14.76
500,001. - 550,000.                       15        7,759,449           5.63
550,001. - 600,000.                       24       13,744,474           9.97
600,001. - 650,000.                       14        8,781,570           6.37
650,001. - 700,000.                        4        2,761,456           2.00
700,001. - 750,000.                        6        4,430,098           3.21
750,001. - 800,000.                        1          779,400           0.57
900,001. - 950,000.                        2        1,861,777           1.35
950,001. - 1,000,000.                      3        2,888,386           2.09
1,000,001. - 1,250,000.                    1        1,213,000           0.88
1,250,001. - 1,500,000.                    2        2,848,547           2.07
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00








------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            19
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                   Distribution By Current Unpaid Principal
                                    Balance
------------------------------------------------------------------------------


                                                                % of Pool
                                                                    by
Current Unpaid Principal         Number of   Unpaid Principal   Principal
Balance ($)                        Loans       Balance ($)       Balance
------------------------------------------------------------------------------
50,000 or less                             1           30,000           0.02
50,001. - 100,000.                         4          341,241           0.25
100,001. - 150,000.                       15        1,863,882           1.35
150,001. - 200,000.                       12        2,082,144           1.51
200,001. - 250,000.                       10        2,323,485           1.68
250,001. - 300,000.                       18        4,977,632           3.61
300,001. - 350,000.                       35       11,701,454           8.48
350,001. - 400,000.                       70       26,397,011          19.14
400,001. - 450,000.                       52       22,112,194          16.03
450,001. - 500,000.                       43       20,500,539          14.86
500,001. - 550,000.                       14        7,375,220           5.35
550,001. - 600,000.                       25       14,440,280          10.47
600,001. - 650,000.                       11        6,995,789           5.07
650,001. - 700,000.                        4        2,761,456           2.00
700,001. - 750,000.                        6        4,430,098           3.21
750,001. - 800,000.                        1          779,400           0.57
900,001. - 950,000.                        2        1,861,777           1.35
950,001. - 1,000,000.                      3        2,888,386           2.09
1,000,001. - 1,250,000.                    1        1,213,000           0.88
1,250,001. - 1,500,000.                    2        2,848,547           2.07
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00













------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            20
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Gross Coupon
------------------------------------------------------------------------------


                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
Current Rate (%)                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
5.501 - 6.000                             53       23,106,366          16.75
6.001 - 6.500                            174       73,577,005          53.35
6.501 - 7.000                             65       26,746,676          19.39
7.001 - 7.500                             20        7,473,320           5.42
7.501 - 8.000                              6        1,806,929           1.31
8.001 - 8.500                              7        2,863,546           2.08
8.501 - 9.000                              3        1,804,971           1.31
9.501 - 10.000                             1          544,722           0.39
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00



------------------------------------------------------------------------------
                             Distribution By Fico
------------------------------------------------------------------------------



                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
FICO                               Loans       Balance ($)       Balance
------------------------------------------------------------------------------
601 - 620                                  2          668,736           0.48
621 - 640                                 39       14,730,868          10.68
641 - 660                                 64       22,520,811          16.33
661 - 680                                 72       27,249,777          19.76
681 - 700                                 48       24,067,736          17.45
701 - 720                                 41       18,878,128          13.69
721 - 740                                 25       11,450,793           8.30
741 - 760                                 17        7,899,042           5.73
761 - 780                                 14        6,790,919           4.92
781 - 800                                  4        2,268,577           1.64
801 - 820                                  3        1,398,148           1.01
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            21
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Original LTV
------------------------------------------------------------------------------


                                                  Unpaid       % of Pool by
                                  Number        Principal       Principal
Original LTV (%)                 of Loans      Balance ($)       Balance
------------------------------------------------------------------------------
50 or less                                 8        1,719,065           1.25
50.01 - 55.00                              3        1,829,237           1.33
55.01 - 60.00                              8        4,487,192           3.25
60.01 - 65.00                             18        9,735,208           7.06
65.01 - 70.00                             29       12,642,917           9.17
70.01 - 75.00                             41       19,859,513          14.40
75.01 - 80.00                            162       66,177,809          47.98
80.01 - 85.00                              8        3,347,617           2.43
85.01 - 90.00                             35       12,444,363           9.02
90.01 - 95.00                             17        5,680,614           4.12
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.




------------------------------------------------------------------------------
                         Distribution By Documentation
------------------------------------------------------------------------------



                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Documentation                      Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Full                                      48    23,603,627             17.11
No Doc                                    45    16,586,857             12.03
Reduced                                  236    97,733,051             70.86
------------------------------------------------------------------------------
Total:                                   329   137,923,535            100.00


















------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            22
------------------------------------------------------------------------------

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                         Distribution By Loan Purpose
------------------------------------------------------------------------------






                                                  Unpaid       % of Pool by
                                 Number of      Principal        Principal
Loan Purpose                       Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Purchase                                 163       64,734,584          46.94
Cash Out Refi                            126       50,820,584          36.85
Rate & Term Refi                          40       22,368,367          16.22
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00





------------------------------------------------------------------------------
                         Distribution By Property Type
------------------------------------------------------------------------------


                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
Property Type                      Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Single Family                            220       93,105,464          67.51
Pud                                       47       18,482,731          13.40
Low Rise Condo (2-4 floors)               34       12,188,389           8.84
Two Family                                12        6,013,074           4.36
Three Family                               5        2,619,831           1.90
Four Family                                5        2,609,552           1.89
High Rise Condo (gt 8 floors)              5        2,480,229           1.80
Townhouse                                  1          424,265           0.31
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            23
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Desription Of The Group I Collateral
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                        Distribution By Occupancy Status
------------------------------------------------------------------------------



                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Occupancy Status                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
Owner Occupied                           268      115,191,725          83.52
Investor Occupied                         44       16,073,328          11.65
Second Home                               17        6,658,482           4.83
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00






------------------------------------------------------------------------------
                             Distribution By State
------------------------------------------------------------------------------



                                                               % of Pool by
                                Number of   Unpaid Principal    Principal
State                             Loans        Balance ($)       Balance
------------------------------------------------------------------------------
Southern California                      119       52,178,837          37.83
Northern California                       68       30,395,984          22.04
New York                                  27       11,617,829           8.42
New Jersey                                13        5,117,233           3.71
Arizona                                   10        3,994,671           2.90
Massachusetts                              9        3,857,568           2.80
Georgia                                   12        3,385,677           2.45
Connecticut                                7        2,868,776           2.08
Washington                                 8        2,839,876           2.06
Colorado                                   6        2,415,495           1.75
Other                                     50       19,251,589          13.96
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00
















------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            24
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                 Distribution By Remaining Months To Maturity
------------------------------------------------------------------------------



                                                                % of Pool by
                                 Number of   Unpaid Principal   Principal
Remaining Months to Maturity       Loans       Balance ($)       Balance
------------------------------------------------------------------------------
301 - 360                                329      137,923,535         100.00
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00










------------------------------------------------------------------------------
                          Distribution By Product Type
------------------------------------------------------------------------------



                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
Product Type                       Loans       Balance ($)       Balance
------------------------------------------------------------------------------
5/ 6 MONTH LIBOR                          43       19,905,084          14.43
5/ 6 MONTH LIBOR -60 MONTH IO            126       47,727,650          34.60
5/1 ARM 1 YR CMT                          89       41,044,868          29.76
5/1 ARM 1 YR CMT -60 MONTH IO             44       18,326,152          13.29
5/1 ARM 1 YR LIBOR                         6        2,367,422           1.72
5/1 ARM 1 YR LIBOR -60 MONTH IO           21        8,552,359           6.20
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00



------------------------------------------------------------------------------
                       Distribution By Prepayment Penalty
------------------------------------------------------------------------------



                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
Penalty (months)                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
0                                        313      131,706,281          95.49
12                                         9        3,363,357           2.44
36                                         7        2,853,897           2.07
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00












------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            25
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                     Distribution By Next Adjustment Date
------------------------------------------------------------------------------



                                                               % of Pool by
                                 Number of   Unpaid Principal   Principal
Next Adjustment Date               Loans       Balance ($)       Balance
------------------------------------------------------------------------------
June 1, 2005                               1          372,406           0.27
September 1, 2005                          1          544,722           0.39
November 1, 2005                           1          968,628           0.70
January 1, 2006                            1          352,490           0.26
February 1, 2006                           1          347,044           0.25
June 1, 2006                               2          963,199           0.70
July 1, 2006                               2          765,883           0.56
August 1, 2006                             4        1,829,365           1.33
September 1, 2006                          2        1,165,207           0.84
October 1, 2006                            1          383,800           0.28
November 1, 2006                           1          599,618           0.43
December 1, 2006                           3        1,444,752           1.05
January 1, 2007                            2        1,336,759           0.97
February 1, 2007                           2          895,493           0.65
April 1, 2007                              2          701,639           0.51
June 1, 2007                               1          598,843           0.43
July 1, 2007                               1          585,599           0.42
August 1, 2007                             2          882,093           0.64
September 1, 2007                          6        3,095,169           2.24
October 1, 2007                            2          723,340           0.52
November 1, 2007                           6        2,608,279           1.89
December 1, 2007                           5        1,988,366           1.44
January 1, 2008                            3        1,371,440           0.99
February 1, 2008                           2          676,239           0.49
March 1, 2008                              2          850,094           0.62
April 1, 2008                              3          823,105           0.60
May 1, 2008                                2          601,555           0.44
June 1, 2008                               5        1,788,177           1.30
July 1, 2008                               2          494,800           0.36
August 1, 2008                            12        4,186,303           3.04
September 1, 2008                         55       21,361,716          15.49
October 1, 2008                           69       28,211,755          20.45
November 1, 2008                          46       21,988,433          15.94
December 1, 2008                          24        9,259,490           6.71







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            26
------------------------------------------------------------------------------

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------



March 1, 2009                              3        1,364,880           0.99
April 1, 2009                              8        2,370,025           1.72
May 1, 2009                                4        1,373,088           1.00
June 1, 2009                               2        1,601,990           1.16
July 1, 2009                               4        1,308,850           0.95
August 1, 2009                            16        6,841,851           4.96
September 1, 2009                         15        6,781,550           4.92
October 1, 2009                            3        1,515,500           1.10
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            27
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                     Description Of The Group I Collateral
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                       Distribution By Life Maximum Rate
------------------------------------------------------------------------------



                                 Number of   Unpaid Principal  % of Pool by
Life Maximum Rate (%)              Loans       Balance ($)   Principal Balance
------------------------------------------------------------------------------
10.501 - 11.000                           10        4,560,983           3.31
11.001 - 11.500                           23        9,036,200           6.55
11.501 - 12.000                           50       22,090,340          16.02
12.001 - 12.500                          151       63,766,940          46.23
12.501 - 13.000                           57       22,380,661          16.23
13.001 - 13.500                           22        9,193,521           6.67
13.501 - 14.000                            6        1,806,929           1.31
14.001 - 14.500                            6        2,738,268           1.99
14.501 - 15.000                            3        1,804,971           1.31
15.501 - 16.000                            1          544,722           0.39
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00




------------------------------------------------------------------------------
                            Distribution By Margin
------------------------------------------------------------------------------




                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Margin (%)                         Loans       Balance ($)       Balance
------------------------------------------------------------------------------
2.001 - 2.500                             58       24,275,576          17.60
2.501 - 3.000                            257      108,133,469          78.40
3.001 - 3.500                              5        2,063,450           1.50
3.501 - 4.000                              6        2,166,986           1.57
4.001 - 4.500                              2          824,983           0.60
5.501 - 6.000                              1          459,071           0.33
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00









------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            28
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                    Description Of The Group I Collateral
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                       Distribution By Initial Rate Cap
------------------------------------------------------------------------------



                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Initial Cap (%)                    Loans       Balance ($)       Balance
------------------------------------------------------------------------------
2                                         12        6,265,315           4.54
3                                          4        2,275,536           1.65
5                                        295      121,186,737          87.87
6                                         18        8,195,947           5.94
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00







------------------------------------------------------------------------------
                       Distribution By Periodic Rate Cap
------------------------------------------------------------------------------


                                                  Unpaid       % of Pool by
                                 Number of      Principal       Principal
Periodic Cap (%)                   Loans       Balance ($)       Balance
------------------------------------------------------------------------------
1                                        152       60,059,387          43.55
2                                        176       77,474,158          56.17
6                                          1          389,990           0.28
------------------------------------------------------------------------------
Total:                                   329      137,923,535         100.00













------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            29
------------------------------------------------------------------------------

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              Collateral Summary
------------------------------------------------------------------------------

Statistics for the adjustable-rate mortgage loans listed below are based on their December 1, 2004 scheduled balances respectively (except for Fico and Debt-to-Income which are based at origination.)

                                                          Summary Statistics              Range (if applicable)
                                                          ------------------              ---------------------
Number of Mortgage Loans:                                          465
Aggregate Current Principal Balance:                           $97,703,782
Average Current Principal Balance:                               $210,116                $45,000    -  $396,000
Aggregate Original Principal Balance:                          $98,116,114
Average Original Principal Balance:                              $211,002                $52,000    -  $396,000
Wtd.Avg. Netrate                                                  5.413%                  4.255%    -   7.375%
Fully Amortizing Mortgage Loans:                                  0.00%
Interest Only Loans:                                             100.00%
1st Lien:                                                        100.00%
Wtd. Avg. Gross Coupon:                                           5.788%                  4.630%    -   7.750%
Wtd. Avg. Original Term (months):                                  360                     360      -    360
Wtd. Avg. Remaining Term (months):                                 352                     339      -    359
Margin:                                                           2.519%                  2.058%    -   3.810%
Wtd. Avg. Original LTV (1):                                       75.56%                  20.00%    -   97.00%
Wtd. Avg. Borrower FICO:                                           734                     681      -    817
                                                                                                        August
Weighted Average Next Rate Adjustment Date:                     March 2009              March 2008  -    2011
Weighted Average Initial Periodic Rate Cap:                       5.183%                  2.000%    -   6.000%
Weighted Average Subsequent Periodic Rate Cap:                    1.684%                  1.000%    -   2.000%
Weighted Average Maximum Mortgage Rate:                          11.495%                  9.625%    -  13.250%
Geographic Distribution (Top 5):                        California           64.75%
                                                        New York             7.24%
                                                        Virginia             3.36%
                                                        Maryland             2.57%
                                                        New Jersey           2.11%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            30
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                  Distribution By Original Principal Balance
------------------------------------------------------------------------------

                                                                      % of Pool
                                                                         by
                                   Number of      Unpaid Principal    Principal
Original Principal Balance ($)       Loans          Balance ($)        Balance
------------------------------------------------------------------------------
50,000 or less                         1                40,000           0.02
50,001 - 100,000                       3               260,674           0.12
100,001 - 150,000                      5               625,110           0.29
150,001 - 200,000                     13             2,284,842           1.06
200,001 - 250,000                      8             1,842,040           0.85
250,001 - 300,000                      6             1,694,960           0.79
300,001 - 350,000                     35            11,662,196           5.40
350,001 - 400,000                    110            40,922,602          18.96
400,001 - 450,000                     84            35,690,388          16.54
450,001 - 500,000                     61            29,054,525          13.46
500,001 - 550,000                     33            17,334,688           8.03
550,001 - 600,000                     39            22,398,763          10.38
600,001 - 650,000                     39            24,662,555          11.43
650,001 - 700,000                      4             2,670,681           1.24
700,001 - 750,000                      3             2,115,405           0.98
750,001 - 800,000                      3             2,355,340           1.09
800,001 - 850,000                      2             1,685,065           0.78
850,001 - 900,000                      3             2,589,973           1.20
900,001 - 950,000.                     2             1,857,735           0.86
950,001. - 1,000,000.                  5             4,889,396           2.27
1,000,001. - 1,250,000.                3             3,393,106           1.57
1,250,001. - 1,500,000.                1             1,276,500           0.59
1,500,001. - 1,750,000.                1             1,740,000           0.81
2,750,001. - 3,000,000.                1             2,740,000           1.27
------------------------------------------------------------------------------
Total:                               465           215,786,544         100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            31
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                   Distribution By Current Unpaid Principal
                                   Balance
------------------------------------------------------------------------------


                                                                      % of Pool
                                                                          by
Current Unpaid Principal Balance   Number of      Unpaid Principal    Principal
($)                                 Loans            Balance ($)       Balance
------------------------------------------------------------------------------
50,000 or less                        1                 40,000           0.02
50,001 - 100,000                      3                260,674           0.12
100,001 - 150,000                     5                625,110           0.29
150,001 - 200,000                    15              2,655,983           1.23
200,001 - 250,000                     8              1,842,040           0.85
250,001 - 300,000                     7              1,990,316           0.92
300,001 - 350,000                    39             13,093,527           6.07
350,001 - 400,000                   104             39,218,401          18.17
400,001 - 450,000                    88             37,524,139          17.39
450,001 - 500,000                    57             27,304,949          12.65
500,001 - 550,000                    35             18,428,728           8.54
550,001 - 600,000                    39             22,611,325          10.48
600,001 - 650,000                    36             22,878,151          10.60
650,001 - 700,000                     6              4,057,773           1.88
700,001 - 750,000                     1                728,313           0.34
750,001 - 800,000                     3              2,355,340           1.09
800,001 - 850,000                     3              2,526,038           1.17
850,001 - 900,000                     2              1,749,000           0.81
900,001 - 950,000.                    2              1,857,735           0.86
950,001. - 1,000,000.                 5              4,889,396           2.27
1,000,001. - 1,250,000.               3              3,393,106           1.57
1,250,001. - 1,500,000.               1              1,276,500           0.59
1,500,001. - 1,750,000.               1              1,740,000           0.81
2,500,001. - 2,750,000.               1              2,740,000           1.27
------------------------------------------------------------------------------
Total:                              465            215,786,544         100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            32
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Gross Coupon
------------------------------------------------------------------------------

                                                                % of Pool by
                          Number of        Unpaid Principal       Principal
Current Rate (%)            Loans            Balance ($)          Balance
------------------------------------------------------------------------------
5.001 - 5.500                160             73,720,095            34.16
5.501 - 6.000                305            142,066,449            65.84
------------------------------------------------------------------------------
Total:                       465            215,786,544           100.00



------------------------------------------------------------------------------
                             Distribution By Fico
------------------------------------------------------------------------------

                                                                % of Pool by
                          Number of        Unpaid Principal       Principal
FICO                        Loans            Balance ($)          Balance
------------------------------------------------------------------------------
500 or less                    1                593,155             0.27
601 - 620                      2              1,012,239             0.47
621 - 640                     18              7,511,426             3.48
641 - 660                     46             20,676,486             9.58
661 - 680                     71             26,572,989            12.31
681 - 700                     62             30,991,022            14.36
701 - 720                     75             35,282,874            16.35
721 - 740                     65             32,088,118            14.87
741 - 760                     37             18,646,604             8.64
761 - 780                     48             24,201,099            11.22
781 - 800                     34             15,841,575             7.34
801 - 820                      6              2,368,957             1.10
------------------------------------------------------------------------------
Total:                       465            215,786,544           100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            33
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group II Collateral
------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                        Distribution By Original LTV(1)
----------------------------------------------------------------------------------

                                                                    % of Pool by
Original LTV (%)  Number of Loans  Unpaid Principal Balance ($)  Principal Balance
----------------------------------------------------------------------------------
50 or less                28               13,589,340                   6.30
50.01 - 55.00             12                4,639,426                   2.15
55.01 - 60.00             13                7,736,476                   3.59
60.01 - 65.00             39               19,391,251                   8.99
65.01 - 70.00             54               29,770,799                  13.80
70.01 - 75.00             60               28,940,394                  13.41
75.01 - 80.00            216               94,780,472                  43.92
80.01 - 85.00              8                3,712,469                   1.72
85.01 - 90.00             26                9,635,292                   4.47
90.01 - 95.00              7                2,648,225                   1.23
95.01 - 100.00             1                  532,400                   0.25
greater than 100.01        1                  410,000                   0.19
----------------------------------------------------------------------------------
Total:                   465              215,786,544                 100.00

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.



------------------------------------------------------------------------------
                        Distribution By Documentation
------------------------------------------------------------------------------


                         Number of       Unpaid Principal       % of Pool by
Documentation              Loans            Balance ($)      Principal Balance
------------------------------------------------------------------------------
Alternate                    12              4,647,179               2.15
Express                      18              8,150,226               3.78
Full                        163             83,398,914              38.65
Lite Doc                      4              1,531,329               0.71
No Doc                       27             11,826,232               5.48
Reduced                     241            106,232,664              49.23
------------------------------------------------------------------------------
Total:                      465            215,786,544             100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            34
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Loan Purpose
------------------------------------------------------------------------------

                                                                % of Pool by
                           Number of      Unpaid Principal        Principal
Loan Purpose                 Loans            Balance ($)         Balance
------------------------------------------------------------------------------
Purchase                      232            107,329,662           49.74
Cash Out Refi                 148             65,192,281           30.21
Rate & Term Refi               85             43,264,601           20.05
------------------------------------------------------------------------------
Total:                        465            215,786,544          100.00



------------------------------------------------------------------------------
                        Distribution By Property Type
------------------------------------------------------------------------------


                                                  Unpaid        % of Pool by
                                   Number of     Principal       Principal
Property Type                        Loans      Balance ($)       Balance
------------------------------------------------------------------------------
Single Family                         323       150,242,511        69.63
Pud                                    79        37,621,551        17.43
Low Rise Condo (2-4 floors)            34        13,303,450         6.17
Two Family                             15         7,846,077         3.64
High Rise Condo (gt 8 floors)           6         2,660,468         1.23
Townhouse                               5         2,214,290         1.03
Three Family                            2         1,602,841         0.74
Four Family                             1           295,356         0.14
------------------------------------------------------------------------------
Total:                                465       215,786,544       100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            35
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Occupancy Status
------------------------------------------------------------------------------

                                                                  % of Pool by
                            Number of       Unpaid Principal       Principal
Occupancy Status              Loans           Balance ($)           Balance
------------------------------------------------------------------------------
Owner Occupied                 415            191,769,680            88.87
Investor Occupied               36             17,294,732             8.01
Second Home                     14              6,722,132             3.12
------------------------------------------------------------------------------
Total:                         465            215,786,544           100.00



------------------------------------------------------------------------------
                            Distribution By State
------------------------------------------------------------------------------

                                                                  % of Pool by
                            Number of        Unpaid Principal      Principal
State                         Loans            Balance ($)          Balance
------------------------------------------------------------------------------
Southern California            191              89,028,173           41.26
Northern California            108              50,683,592           23.49
New York                        31              15,627,041            7.24
Virginia                        16               7,252,728            3.36
Maryland                        12               5,543,709            2.57
New Jersey                      10               4,544,894            2.11
Georgia                         12               4,358,462            2.02
Colorado                         9               4,246,404            1.97
Washington                       4               4,019,965            1.86
Arizona                          7               3,989,465            1.85
Other                           65              26,492,111           12.28
------------------------------------------------------------------------------
Total:                         465             215,786,544          100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            36
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Description Of The Group II Collateral
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 Distribution By Remaining Months to Maturity
--------------------------------------------------------------------------------

                                                                    % of Pool by
                                   Number of     Unpaid Principal    Principal
Remaining Months to Maturity         Loans          Balance ($)       Balance
--------------------------------------------------------------------------------
241 - 300                               1              173,436           0.08
301 - 360                             464          215,613,108          99.92
--------------------------------------------------------------------------------
Total:                                465          215,786,544         100.00



--------------------------------------------------------------------------------
                         Distribution By Product Type
--------------------------------------------------------------------------------

                                                                    % of Pool by
                                   Number of     Unpaid Principal    Principal
Product Type                         Loans         Balance ($)        Balance
--------------------------------------------------------------------------------
5/ 6 MONTH LIBOR                       61           26,749,033          12.40
5/ 6 MONTH LIBOR -60 MONTH IO         167           80,192,252          37.16
5/1 ARM 1 YR CMT                       75           36,207,527          16.78
5/1 ARM 1 YR CMT -60 MONTH IO          74           33,785,157          15.66
5/1 ARM 1 YR LIBOR                     21            9,697,665           4.49
5/1 ARM 1 YR LIBOR -60 MONTH IO        67           29,154,910          13.51
--------------------------------------------------------------------------------
Total:                                465          215,786,544         100.00



------------------------------------------------------------------------------
                      Distribution By Prepayment Penalty
------------------------------------------------------------------------------

                                                                    % of Pool by
                                   Number of     Unpaid Principal    Principal
Penalty (months)                     Loans         Balance ($)        Balance
--------------------------------------------------------------------------------
0                                     454          211,261,839          97.90
12                                     11            4,524,705           2.10
--------------------------------------------------------------------------------
Total:                                465          215,786,544         100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            37
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Distribution by Next Adjustment Date
------------------------------------------------------------------------------


                          Number of    Unpaid Principal   % of Pool by Principal
Next Adjustment Date        Loans         Balance ($)             Balance
--------------------------------------------------------------------------------
November 1, 2005               1            173,436                0.08
February 1, 2006               1            358,626                0.17
August 1, 2006                 1            689,447                0.32
December 1, 2006               1            597,219                0.28
September 1, 2007              3          1,265,524                0.59
October 1, 2007                4          1,571,039                0.73
November 1, 2007               2            947,837                0.44
December 1, 2007               2          1,490,886                0.69
February 1, 2008               2          1,095,676                0.51
March 1, 2008                  3          1,151,000                0.53
April 1, 2008                 14          6,503,222                3.01
May 1, 2008                   21          9,985,304                4.63
June 1, 2008                  12          5,060,637                2.35
July 1, 2008                   4          1,364,723                0.63
August 1, 2008                39         17,225,758                7.98
September 1, 2008             68         34,605,900               16.04
October 1, 2008               41         19,383,311                8.98
November 1, 2008              43         20,219,259                9.37
December 1, 2008              14          5,820,210                2.70
March 1, 2009                  2          1,422,733                0.66
April 1, 2009                 12          6,028,321                2.79
May 1, 2009                   13          5,148,060                2.39
June 1, 2009                  14          5,777,470                2.68
July 1, 2009                  37         15,982,372                7.41
August 1, 2009                27         11,640,897                5.39
September 1, 2009             44         21,464,904                9.95
October 1, 2009               31         14,437,382                6.69
November 1, 2009               8          3,939,400                1.83
August 1, 2011                 1            435,991                0.20
--------------------------------------------------------------------------------
Total:                       465        215,786,544              100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            38
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                      Distribution by Life Maximum Rate
------------------------------------------------------------------------------


                         Number of   Unpaid Principal   % of Pool by Principal
Life Maximum Rate (%)      Loans        Balance ($)             Balance
------------------------------------------------------------------------------
10.001 - 10.500              54          24,566,917              11.38
10.501 - 11.000              69          29,740,483              13.78
11.001 - 11.500             102          47,334,450              21.94
11.501 - 12.000             236         112,325,966              52.05
12.001 - 12.500               2             532,062               0.25
13.001 - 13.500               1             689,447               0.32
13.501 - 14.000               1             597,219               0.28
------------------------------------------------------------------------------
Total:                      465         215,786,544             100.00




------------------------------------------------------------------------------
                            Distribution by Margin
------------------------------------------------------------------------------


                         Number of   Unpaid Principal   % of Pool by Principal
Margin (%)                 Loans        Balance ($)             Balance
------------------------------------------------------------------------------
2.001 - 2.500               148          63,955,137              29.64
2.501 - 3.000               308         147,980,687              68.58
3.001 - 3.500                 2             922,336               0.43
3.501 - 4.000                 6           2,395,984               1.11
4.501 - 5.000                 1             532,400               0.25
------------------------------------------------------------------------------
Total:                      465         215,786,544             100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            39
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group II Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution by Initial Rate Cap
------------------------------------------------------------------------------


                  Number of   Unpaid Principal Balance  % of Pool by Principal
Initial Cap (%)     Loans                ($)                    Balance
------------------------------------------------------------------------------
2                      6             2,845,078                    1.32
3                      8             4,179,498                    1.94
5                    410           191,335,654                   88.67
6                     41            17,426,314                    8.08
------------------------------------------------------------------------------
Total:               465           215,786,544                  100.00



------------------------------------------------------------------------------
                      Distribution by Periodic Rate Cap
------------------------------------------------------------------------------

                  Number of   Unpaid Principal Balance  % of Pool by Principal
Periodic Cap (%)    Loans                ($)                    Balance
------------------------------------------------------------------------------
1                    190            90,547,022                   41.96
2                    275           125,239,522                   58.04
------------------------------------------------------------------------------
Total:               465           215,786,544                  100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            40
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              Collateral Summary
------------------------------------------------------------------------------

Statistics for the adjustable-rate mortgage loans listed below are based on their December 1, 2004 scheduled balances respectively (except for Fico and Debt-to-Income which are based at origination.)

                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------
Number of Mortgage Loans:                                            465
Aggregate Current Principal Balance:                             $97,703,782
Average Current Principal Balance:                                 $210,116                  $45,000         - $396,000
Aggregate Original Principal Balance:                            $98,116,114
Average Original Principal Balance:                                $211,002                  $52,000         - $396,000
Wtd.Avg. Netrate                                                    5.413%                    4.255%         -   7.375%
Fully Amortizing Mortgage Loans:                                    0.00%
Interest Only Loans:                                               100.00%
1st Lien:                                                          100.00%
Wtd. Avg. Gross Coupon:                                             5.788%                    4.630%         -   7.750%
Wtd. Avg. Original Term (months):                                    360                        360          -    360
Wtd. Avg. Remaining Term (months):                                   352                        339          -    359
Margin:                                                             2.519%                    2.058%         -   3.810%
Wtd. Avg. Original LTV (1):                                         75.56%                    20.00%         -   97.00%
Wtd. Avg. Borrower FICO:                                             734                        681          -    817
                                                                                                                August
Weighted Average Next Rate Adjustment Date:                      March 2009                 March 2008       -    2011
Weighted Average Initial Periodic Rate Cap:                        5.183%                     2.000%         -   6.000%
Weighted Average Subsequent Periodic Rate Cap:                     1.684%                     1.000%         -   2.000%
Weighted Average Maximum Mortgage Rate:                           11.495%                     9.625%         -  13.250%
Geographic Distribution (Top 5):                California                    45.86%
                                                Arizona                        7.22%
                                                Georgia                        6.94%
                                                Nevada                         5.23%
                                                South Carolina                 3.89%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            41
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                  Distribution By Original Principal Balance
------------------------------------------------------------------------------

                                                                     % of Pool
                                                                         by
                                 Number of    Unpaid Principal       Principal
Original Principal Balance ($)     Loans          Balance ($)         Balance
------------------------------------------------------------------------------
50,001 - 100,000.00                  24            1,985,357            2.03
100,001 - 150,000.00                 98           12,657,149           12.95
150,001 - 200,000.00                105           18,499,527           18.93
200,001 - 250,000.00                 81           18,297,640           18.73
250,001 - 300,000.00                 84           22,973,968           23.51
300,001 - 350,000.00                 70           22,143,141           22.66
350,001 - 400,000.00                  3            1,147,000            1.17
------------------------------------------------------------------------------
Total:                              465           97,703,782          100.00



------------------------------------------------------------------------------
                   Distribution By Current Unpaid Principal
                                    Balace
------------------------------------------------------------------------------

                                                                     % of Pool
                                                                        by
Current Unpaid Principal Balance     Number of   Unpaid Principal   Principal
($)                                    Loans       Balance ($)       Balance
------------------------------------------------------------------------------
1. - 50,000.                              1            45,000         0.05
50,001. - 100,000.                       24         2,015,357         2.06
100,001. - 150,000.                      99        12,789,148        13.09
150,001. - 200,000.                     104        18,424,527        18.86
200,001. - 250,000.                      82        18,660,087        19.10
250,001. - 300,000.                      85        23,305,312        23.85
300,001. - 350,000.                      67        21,317,351        21.82
350,001. - 400,000.                       3         1,147,000         1.17
------------------------------------------------------------------------------
Total:                                  465        97,703,782       100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            42
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Gross Coupon
------------------------------------------------------------------------------

                                                                % of Pool by
                           Number of      Unpaid Principal       Principal
Current Rate (%)             Loans          Balance ($)           Balance
------------------------------------------------------------------------------
4.501 - 5.000                  37            7,282,236              7.45
5.001 - 5.500                 113           25,675,344             26.28
5.501 - 6.000                 191           40,308,487             41.26
6.001 - 6.500                  82           16,606,154             17.00
6.501 - 7.000                  33            6,345,287              6.49
7.001 - 7.500                   6            1,056,699              1.08
7.501 - 8.000                   3              429,575              0.44
------------------------------------------------------------------------------
Total:                        465           97,703,782            100.00



------------------------------------------------------------------------------
                             Distribution By Fico
------------------------------------------------------------------------------

                        Number of        Unpaid Principal      % of Pool by
FICO                      Loans            Balance ($)      Principal Balance
------------------------------------------------------------------------------
681 - 700                   69             14,625,533             14.97
701 - 720                  113             23,987,978             24.55
721 - 740                   93             19,865,600             20.33
741 - 760                   74             15,825,196             16.20
761 - 780                   74             14,791,549             15.14
781 - 800                   30              6,733,652              6.89
801 - 820                   12              1,874,274              1.92
------------------------------------------------------------------------------
Total:                     465             97,703,782            100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            43
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Original LTV(1)
------------------------------------------------------------------------------

                                                                  % of Pool by
                                                                    Principal
Original LTV (%)     Number of Loans   Unpaid Principal Balance ($)  Balance
------------------------------------------------------------------------------
50 or less                  16                  3,419,992              3.50
50.01 - 55.00                9                  1,881,110              1.93
55.01 - 60.00               17                  3,399,646              3.48
60.01 - 65.00               32                  6,937,298              7.10
65.01 - 70.00               29                  6,457,235              6.61
70.01 - 75.00               60                 13,632,622             13.95
75.01 - 80.00              249                 52,314,228             53.54
80.01 - 85.00                5                  1,045,518              1.07
85.01 - 90.00               24                  4,488,210              4.59
90.01 - 95.00               23                  3,977,126              4.07
95.01 - 100.00               1                    150,797              0.15
------------------------------------------------------------------------------
Total:                     465                 97,703,782            100.00

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.




------------------------------------------------------------------------------
                        Distribution By Documentation
------------------------------------------------------------------------------

                                                              % of Pool by
                      Number of          Unpaid Principal       Principal
Documentation           Loans               Balance ($)          Balance
------------------------------------------------------------------------------
Alternate                 32                 5,248,577             5.37
Express                   41                 9,345,926             9.57
Lite Doc                   7                 1,355,822             1.39
No Doc                    62                11,539,075            11.81
Reduced                  323                70,214,382            71.86
------------------------------------------------------------------------------
Total:                   465                97,703,782           100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            44
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution By Loan Purpose
------------------------------------------------------------------------------

                                                               % of Pool by
                         Number of       Unpaid Principal       Principal
Loan Purpose               Loans            Balance ($)          Balance
------------------------------------------------------------------------------
Purchase                    292             60,813,418            62.24
Cash Out Refi               114             24,809,808            25.39
Rate & Term Refi             59             12,080,556            12.36
------------------------------------------------------------------------------
Total:                      465             97,703,782           100.00


------------------------------------------------------------------------------
                        Distribution By Property Type
------------------------------------------------------------------------------

                                                    Unpaid       % of Pool by
                                 Number of         Principal       Principal
Property Type                      Loans          Balance ($)       Balance
------------------------------------------------------------------------------
Single Family                       247           52,462,297         53.70
Pud                                 122           24,051,164         24.62
Low Rise Condo (2-4 floors)          78           16,614,817         17.01
Two Family                            7            1,937,667          1.98
Three Family                          4            1,313,588          1.34
Four Family                           3              689,268          0.71
Townhouse                             2              371,800          0.38
High Rise Condo (gt 8 floors)         2              263,181          0.27
------------------------------------------------------------------------------
Total:                              465           97,703,782        100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            45
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Occupancy Status
------------------------------------------------------------------------------

                                                                 % of Pool by
                            Number of       Unpaid Principal      Principal
Occupancy Status              Loans           Balance ($)          Balance
------------------------------------------------------------------------------
Owner Occupied                 358            77,348,646            79.17
Investor Occupied               76            14,818,341            15.17
Second Home                     31             5,536,795             5.67
------------------------------------------------------------------------------
Total:                         465            97,703,782           100.00



------------------------------------------------------------------------------
                            Distribution By State
------------------------------------------------------------------------------

                                                                 % of Pool by
                            Number of       Unpaid Principal      Principal
State                         Loans           Balance ($)          Balance
------------------------------------------------------------------------------
Southern California            111            28,155,772            28.82
Northern California             66            16,647,133            17.04
Arizona                         44             7,058,147             7.22
Georgia                         39             6,780,531             6.94
Nevada                          26             5,105,742             5.23
South Carolina                  24             3,803,529             3.89
Florida                         21             3,780,575             3.87
Washington                      17             3,407,130             3.49
Oregon                          18             3,111,150             3.18
Massachusetts                   11             2,673,032             2.74
Other                           88            17,181,041            17.58
------------------------------------------------------------------------------
Total:                         465            97,703,782           100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            46
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                 Distribution By Remaining Months To Maturity
------------------------------------------------------------------------------



                                Number of   Unpaid Principal    % of Pool by
Remaining Months to Maturity      Loans       Balance ($)     Principal Balance
-------------------------------------------------------------------------------
301 - 360                          465        97,703,782           100.00
-------------------------------------------------------------------------------
Total:                             465        97,703,782           100.00


------------------------------------------------------------------------------
                         Distribution By Product Type
------------------------------------------------------------------------------

                                 Number of  Unpaid Principal    % of Pool by
Product Type                      Loans        Balance ($)    Principal Balance
-------------------------------------------------------------------------------
5/ 6 MONTH LIBOR -60 MONTH IO      231         46,889,340           47.99
5/1 ARM 1 YR CMT -60 MONTH IO      118         26,438,332           27.06
5/1 ARM 1 YR LIBOR -60 MONTH IO    116         24,376,110           24.95
-------------------------------------------------------------------------------
Total:                             465         97,703,782          100.00


------------------------------------------------------------------------------
                      Distribution By Prepayment Penalty
------------------------------------------------------------------------------

                       Number of     Unpaid Principal   % of Pool by Principal
Penalty (months)         Loans          Balance ($)            Balance
------------------------------------------------------------------------------
0                         464           97,437,782              99.73
12                          1              266,000               0.27
------------------------------------------------------------------------------
Total:                    465           97,703,782             100.00





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            47
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Distribution By Next Adjustment Date
------------------------------------------------------------------------------

                         Number of    Unpaid Principal  % of Pool by Principal
Next Adjustment Date       Loans         Balance ($)            Balance
------------------------------------------------------------------------------
March 1, 2008                4              912,392              0.93
April 1, 2008                3              694,523              0.71
May 1, 2008                  3              769,874              0.79
June 1, 2008                 2              257,671              0.26
July 1, 2008                 3              854,060              0.87
August 1, 2008               9            1,972,288              2.02
September 1, 2008           49            9,867,708             10.10
October 1, 2008             51           10,150,081             10.39
November 1, 2008            46           10,650,973             10.90
December 1, 2008            26            5,769,715              5.91
January 1, 2009              1              141,851              0.15
March 1, 2009                6              926,342              0.95
April 1, 2009               19            3,908,244              4.00
May 1, 2009                 41            7,938,731              8.13
June 1, 2009                 8            1,429,839              1.46
July 1, 2009                22            4,255,402              4.36
August 1, 2009              51           10,547,078             10.79
September 1, 2009           77           16,797,599             17.19
October 1, 2009             31            6,606,341              6.76
November 1, 2009            12            2,981,070              3.05
August 1, 2011               1              272,000              0.28
------------------------------------------------------------------------------
Total:                     465           97,703,782            100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            48
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                      Distribution By Life Maximum Rate
------------------------------------------------------------------------------

                         Number of    Unpaid Principal  % of Pool by Principal
Life Maximum Rate (%)      Loans         Balance ($)              Balance
------------------------------------------------------------------------------
10 or less                   6              981,305                 1.00
10.001 - 10.500             35            7,437,499                 7.61
10.501 - 11.000             97           19,618,671                20.08
11.001 - 11.500            105           24,175,713                24.74
11.501 - 12.000            128           27,312,958                27.95
12.001 - 12.500             55           10,668,286                10.92
12.501 - 13.000             33            6,452,651                 6.60
13.001 - 13.500              6            1,056,699                 1.08
------------------------------------------------------------------------------
Total:                     465           97,703,782               100.00


------------------------------------------------------------------------------
                            Distribution By Margin
------------------------------------------------------------------------------

                                Unpaid Principal Balance  % of Pool by Principal
Margin (%)     Number of Loans             ($)                     Balance
--------------------------------------------------------------------------------
2.001 - 2.500         226               46,473,544                  47.57
2.501 - 3.000         235               50,514,937                  51.70
3.001 - 3.500           1                  139,200                   0.14
3.501 - 4.000           3                  576,101                   0.59
--------------------------------------------------------------------------------
Total:                465               97,703,782                  100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            49
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group III Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Initial Rate Cap
------------------------------------------------------------------------------

                                  Unpaid Principal Balance  % of Pool by Principal
Initial Cap (%)   Number of Loans            ($)                    Balance
----------------------------------------------------------------------------------
2                         1                264,100                    0.27
5                       374             78,782,823                   80.63
6                        90             18,656,859                   19.10
----------------------------------------------------------------------------------
Total:                  465             97,703,782                  100.00



------------------------------------------------------------------------------
                      Distribution By Periodic Rate Cap
------------------------------------------------------------------------------


                                  Unpaid Principal Balance  % of Pool by Principal
Periodic Cap (%)  Number of Loans            ($)                    Balance
----------------------------------------------------------------------------------
1                       153             30,857,573                   31.58
2                       312             66,846,209                   68.42
----------------------------------------------------------------------------------
Total:                  465             97,703,782                  100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            50
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description Of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              Collateral Summary
------------------------------------------------------------------------------
Statistics for the adjustable-rate mortgage loans listed below are based on their December 1, 2004 scheduled balances respectively (except for Fico and Debt-to-Income which are based at origination.)

                                                             Summary Statistics         Range (if applicable)
                                                             ------------------         ---------------------
Number of Mortgage Loans:                                           242
Aggregate Current Principal Balance:                            $80,802,570
Average Current Principal Balance:                                $333,895               $56,577   -  $1,000,000
Aggregate Original Principal Balance:                           $81,471,752
Average Original Principal Balance:                               $336,660               $57,500   -  $1,000,000
Wtd.Avg. Netrate                                                   5.298%                4.625%    -    6.505%
Fully Amortizing Mortgage Loans:                                  56.06%
Interest Only Loans:                                              43.94%
1st Lien:                                                         100.00%
Wtd. Avg. Gross Coupon:                                            5.673%                5.000%    -    6.880%
Wtd. Avg. Original Term (months):                                   360                    360     -      360
Wtd. Avg. Remaining Term (months):                                  351                    281     -      358
Margin:                                                            2.529%                2.250%    -    2.750%
Wtd. Avg. Original LTV (1):                                        72.24%                29.00%    -    95.00%
Wtd. Avg. Borrower FICO:                                            731                    603     -      818
Weighted Average Next Rate Adjustment Date:                    February 2011            May 2005   -  October 2011
Weighted Average Initial Periodic Rate Cap:                        5.145%                2.000%    -    7.000%
Weighted Average Subsequent Periodic Rate Cap:                     1.556%                1.000%    -    2.000%
Weighted Average Maximum Mortgage Rate:                           11.276%                10.000%   -    16.500%
Geographic Distribution (Top 5):               California                 57.91%
                                               New York                   5.50%
                                               Virginia                   5.44%
                                               Illinois                   3.72%
                                               Washington                 3.10%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            51
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                  Distribution by Original Principal Balance
------------------------------------------------------------------------------

                                                                     % of Pool
                                                                         by
                                   Number of      Unpaid Principal   Principal
Original Principal Balance ($)       Loans          Balance ($)       Balance
------------------------------------------------------------------------------
50,001. - 100,000.                     12              929,213          1.15
100,001. - 150,000.                    25            3,209,313          3.97
150,001. - 200,000.                    24            4,220,438          5.22
200,001. - 250,000.                    26            5,789,003          7.16
250,001. - 300,000.                    16            4,402,529          5.45
300,001. - 350,000.                    30            9,534,904         11.80
350,001. - 400,000.                    30           11,274,988         13.95
400,001. - 450,000.                    21            8,919,390         11.04
450,001. - 500,000.                    23           10,935,289         13.53
500,001. - 550,000.                    11            5,833,520          7.22
550,001. - 600,000.                    8             4,622,393          5.72
600,001. - 650,000.                    10            6,354,790          7.86
650,001. - 700,000.                    2             1,337,638          1.66
700,001. - 750,000.                    1               740,000          0.92
800,001. - 850,000.                    1               848,046          1.05
850,001. - 900,000.                    1               851,116          1.05
950,001. - 1,000,000.                  1             1,000,000          1.24
------------------------------------------------------------------------------
Total:                                 242          80,802,570        100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            52
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                   Distribution By Current Unpaid Principal
                                   Balance
------------------------------------------------------------------------------


                                                                     % of Pool
                                                                        by
Current Unpaid Principal Balance     Number of   Unpaid Principal    Principal
($)                                    Loans        Balance ($)       Balance
------------------------------------------------------------------------------
50,001. - 100,000.                       12            929,213          1.15
100,001. - 150,000.                      25          3,209,313          3.97
150,001. - 200,000.                      25          4,416,572          5.47
200,001. - 250,000.                      27          6,039,003          7.47
250,001. - 300,000.                      16          4,402,529          5.45
300,001. - 350,000.                      31         10,110,113         12.51
350,001. - 400,000.                      28         10,652,895         13.18
400,001. - 450,000.                      20          8,520,140         10.54
450,001. - 500,000.                      23         10,935,289         13.53
500,001. - 550,000.                      11          5,833,520          7.22
550,001. - 600,000.                       8          4,622,393          5.72
600,001. - 650,000.                      10          6,354,790          7.86
650,001. - 700,000.                       2          1,337,638          1.66
700,001. - 750,000.                       1            740,000          0.92
800,001. - 850,000.                       1            848,046          1.05
850,001. - 900,000.                       1            851,116          1.05
950,001. - 1,000,000.                     1          1,000,000          1.24
------------------------------------------------------------------------------
Total:                                  242         80,802,570        100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            53
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution by Gross Coupon
------------------------------------------------------------------------------

                                                                 % of Pool by
                          Number of      Unpaid Principal         Principal
Current Rate (%)            Loans          Balance ($)             Balance
------------------------------------------------------------------------------
4.501 - 5.000                 11            3,317,240                4.11
5.001 - 5.500                 88           29,723,446               36.79
5.501 - 6.000                105           37,478,236               46.38
6.001 - 6.500                 30            8,297,342               10.27
6.501 - 7.000                  8            1,986,306                2.46
------------------------------------------------------------------------------
Total:                       242           80,802,570              100.00



------------------------------------------------------------------------------
                             Distribution by Fico
------------------------------------------------------------------------------

                          Number of      Unpaid Principal       % of Pool by
FICO                        Loans           Balance ($)      Principal Balance
------------------------------------------------------------------------------
601 - 620                      2              227,923              0.28
621 - 640                      7            2,002,155              2.48
641 - 660                     12            2,963,178              3.67
661 - 680                     15            4,788,841              5.93
681 - 700                     25            8,657,198             10.71
701 - 720                     32           11,153,643             13.80
721 - 740                     41           14,641,917             18.12
741 - 760                     41           14,594,136             18.06
761 - 780                     42           12,900,403             15.97
781 - 800                     21            7,744,451              9.58
801 - 820                      4            1,128,725              1.40
------------------------------------------------------------------------------
Total:                       242           80,802,570            100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            54
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution by Original LTV(1)
------------------------------------------------------------------------------

                                                                  % of Pool by
                                                                   Principal
Original LTV (%)   Number of Loans   Unpaid Principal Balance ($)   Balance
------------------------------------------------------------------------------
50.00 or less             18                   6,054,721             7.49
50.01 - 55.00              3                   1,446,272             1.79
55.01 - 60.00             13                   4,300,611             5.32
60.01 - 65.00             10                   4,860,560             6.02
65.01 - 70.00             33                  12,103,780            14.98
70.01 - 75.00             26                   8,284,570            10.25
75.01 - 80.00            121                  40,409,162            50.01
80.01 - 85.00              1                     217,500             0.27
85.01 - 90.00              9                   1,625,730             2.01
90.01 - 95.00              8                   1,499,664             1.86
------------------------------------------------------------------------------
Total:                   242                  80,802,570           100.00

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.



------------------------------------------------------------------------------
                        Distribution by Documentation
------------------------------------------------------------------------------

                                                                  % of Pool by
                       Number of           Unpaid Principal         Principal
Documentation            Loans                Balance ($)            Balance
------------------------------------------------------------------------------
Alternate                  5                   1,688,992               2.09
Express                    2                     679,793               0.84
Full                     141                 144,740,544              55.37
Lite Doc                   2                     680,810               0.84
No Doc                     6                   2,143,403               2.65
Reduced                   86                  30,869,028              38.20
------------------------------------------------------------------------------
Total:                   242                  80,802,570             100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            55
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         Distribution by Loan Purpose
------------------------------------------------------------------------------

                                                                  % of Pool by
                         Number of        Unpaid Principal         Principal
Loan Purpose               Loans             Balance ($)            Balance
------------------------------------------------------------------------------
Purchase                    132              45,016,053              55.71
Cash Out Refi                72              21,673,015              26.82
Rate & Term Refi             38              14,113,502              17.47
------------------------------------------------------------------------------
Total:                      242              80,802,570             100.00


------------------------------------------------------------------------------
                        Distribution by Property Type
------------------------------------------------------------------------------

                                                Unpaid       % of Pool by
                               Number of      Principal        Principal
Property Type                    Loans       Balance ($)        Balance
------------------------------------------------------------------------------
Single Family                     156        55,075,806          68.16
Pud                                39        12,865,141          15.92
Low Rise Condo (2-4 floors)        25         5,928,538           7.34
Two Family                         10         3,687,615           4.56
Three Family                        4         1,299,490           1.61
Four Family                         6         1,161,650           1.44
Mixed Use                           1           650,000           0.80
Coop                                1           134,330           0.17
------------------------------------------------------------------------------
Total:                             242       80,802,570         100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            56
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

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution by Occupancy Status
------------------------------------------------------------------------------

                                                                  % of Pool by
                            Number of        Unpaid Principal      Principal
Occupancy Status              Loans            Balance ($)          Balance
------------------------------------------------------------------------------
Owner Occupied                 204              70,388,084           87.11
Investor Occupied               31               8,480,591           10.50
Second Home                      7               1,933,895            2.39
------------------------------------------------------------------------------
Total:                         242              80,802,570          100.00


------------------------------------------------------------------------------
                            Distribution By State
------------------------------------------------------------------------------

                                                                  % of Pool by
                            Number of        Unpaid Principal      Principal
State                         Loans            Balance ($)          Balance
------------------------------------------------------------------------------
Southern California             80              32,985,405           40.82
Northern California             37              13,809,333           17.09
New York                        15               4,448,169            5.50
Virginia                        14               4,394,850            5.44
Illinois                        10               3,003,236            3.72
Washington                       9               2,502,290            3.10
Maryland                         7               2,258,724            2.80
Connecticut                      6               2,200,311            2.72
Florida                          7               2,015,324            2.49
Minnesota                        8               1,822,345            2.26
Other                           49              11,362,583           14.06
------------------------------------------------------------------------------
Total:                         242              80,802,570          100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            57
------------------------------------------------------------------------------

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                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                 Distribution By Remaining Months to Maturity
------------------------------------------------------------------------------


                                Number of   Unpaid Principal    % of Pool by
Remaining Months to Maturity      Loans       Balance ($)    Principal Balance
------------------------------------------------------------------------------
241 - 300                            1            102,695            0.13
301 - 360                          241         80,699,875           99.87
------------------------------------------------------------------------------
Total:                             242         80,802,570          100.00


------------------------------------------------------------------------------
                         Distribution By Product Type
------------------------------------------------------------------------------

                                Number of   Unpaid Principal    % of Pool by
Product Type                      Loans        Balance ($)   Principal Balance
------------------------------------------------------------------------------
7/ 6 MONTH LIBOR                    60         19,940,697          24.68
7/ 6 MONTH LIBOR -84 MONTH IO       73         25,678,791          31.78
7/1 ARM 1 YR CMT                    58         17,030,842          21.08
7/1 ARM 1 YR LIBOR                  24          8,327,679          10.31
7/1 ARM 1 YR LIBOR -84 MONTH IO     27          9,824,561          12.16
------------------------------------------------------------------------------
Total:                             242         80,802,570         100.00


------------------------------------------------------------------------------
                      Distribution By Prepayment Penalty
------------------------------------------------------------------------------

                         Number of   Unpaid Principal   % of Pool by Principal
Penalty (months)           Loans        Balance ($)            Balance
------------------------------------------------------------------------------
0                           240         80,264,240              99.33
12                            2            538,330               0.67
------------------------------------------------------------------------------
Total:                      242         80,802,570             100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            58
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Distribution by Next Adjustment Date
------------------------------------------------------------------------------


                         Number of   Unpaid Principal   % of Pool by Principal
Next Adjustment Date       Loans        Balance ($)             Balance
------------------------------------------------------------------------------
May 1, 2005                  1             102,695                0.13
February 1, 2010             1             344,854                0.43
April 1, 2010                4           1,713,993                2.12
May 1, 2010                  2             853,998                1.06
June 1, 2010                 6           2,489,433                3.08
July 1, 2010                 6           1,383,717                1.71
August 1, 2010              13           4,575,893                5.66
September 1, 2010           23           9,358,754               11.58
October 1, 2010             13           4,092,675                5.07
November 1, 2010             6           1,197,895                1.48
December 1, 2010            10           2,355,278                2.91
January 1, 2011              8           2,613,444                3.23
February 1, 2011             7           1,706,812                2.11
March 1, 2011               12           3,266,908                4.04
April 1, 2011                8           2,252,669                2.79
May 1, 2011                 16           5,958,134                7.37
June 1, 2011                28           6,137,850                7.60
July 1, 2011                40          12,984,116               16.07
August 1, 2011               9           3,251,308                4.02
September 1, 2011           14           7,292,188                9.02
October 1, 2011             15           6,869,956                8.50
------------------------------------------------------------------------------
Total:                     242          80,802,570              100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            59
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                      Distribution By Life Maximum Rate
------------------------------------------------------------------------------

                        Number of     Unpaid Principal  % of Pool by Principal
Life Maximum Rate (%)     Loans          Balance ($)            Balance
------------------------------------------------------------------------------
10 or less                   8            1,918,406               2.37
10.001 - 10.500             53           15,899,932              19.68
10.501 - 11.000             44           16,104,428              19.93
11.001 - 11.500             37           14,371,922              17.79
11.501 - 12.000             66           23,040,353              28.51
12.001 - 12.500             27            7,551,034               9.35
12.501 - 13.000              6            1,523,611               1.89
16.001 - 16.500              1              392,884               0.49
------------------------------------------------------------------------------
Total:                     242           80,802,570             100.00


------------------------------------------------------------------------------
                            Distribution by Margin
------------------------------------------------------------------------------

                                    Unpaid Principal Balance
Margin (%)        Number of Loans             ($)             % of Pool by Principal Balance
--------------------------------------------------------------------------------------------
2.001 - 2.500            93               35,780,604                     44.28
2.501 - 3.000           149               45,021,966                     55.72
--------------------------------------------------------------------------------------------
Total:                  242               80,802,570                    100.00



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            60
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Distribution By Initial Rate Cap
------------------------------------------------------------------------------

                                Unpaid Principal Balance  % of Pool by Principal
Initial Cap (%)  Number of Loans            ($)                   Balance
------------------------------------------------------------------------------
2                        1                102,695                   0.13
5                      211             69,227,947                  85.68
6                       29             10,895,928                  13.48
7                        1                576,000                   0.71
------------------------------------------------------------------------------
Total:                 242             80,802,570                 100.00


------------------------------------------------------------------------------
                      Distribution By Periodic Rate Cap
------------------------------------------------------------------------------

                    Number of      Unpaid Principal     % of Pool by Principal
Periodic Cap (%)      Loans            Balance ($)             Balance
------------------------------------------------------------------------------
1                      106             35,853,001               44.37
2                      136             44,949,569               55.63
------------------------------------------------------------------------------
Total:                 242             80,802,570              100.00


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            61
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------





                       FOR ADDITIONAL INFORMATION CALL:




------------------------------------------------------------------------------
                              UBS SECURITIES LLC
------------------------------------------------------------------------------
Shahid Quraishi                                               (212) 713-2728
Paul Scialabba                                                (212) 713-9832
Brian Bowes                                                   (212) 713-2860
Steve Warjanka                                                (212) 713-2466
Adam Yarnold                                                  (212) 713-2860
Margarita Genis                                               (212) 713-2860
Verdi Contente                                                (212) 713-2713
Michael Braylovsky                                            (212) 713-3744



------------------------------------------------------------------------------
                               RATING AGENCIES
------------------------------------------------------------------------------

Moody's
-------
Dhruv Mohindra                    Tel:       (212) 553-4143
                                  Email:     dhruv.mohindra@moodys.com

Standard & Poors
----------------
Venkat Veerubhotla                Tel:       (212) 438-6612
                                  Email:     venkat_veerubhotla@sandp.com


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            62
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

[LOGO OMITTED] UBS Investment Bank                 Computational Materials for
                 Residential Asset Securitization Trust, Series 2004-IndyPort2
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Description of The Group IV Collateral
------------------------------------------------------------------------------


------------------------------------------------------------------------------